                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): DECEMBER 18, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12672                   77-0404318
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
        of incorporation)                                    identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, potential acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

     From December 18, 1997 through December 30, 1997, the Company acquired five properties for an aggregate purchase price of approximately $182.5 million. Following these acquisitions, the Company's portfolio consists of 54 communities, containing 15,297 apartment homes (including apartment homes delivered at Toscana, a partially developed community), and six land sites on which it is building, or plans to commence building in the future, six communities, which will contain an aggregate of approximately 1,698 apartment homes (including the remaining apartment homes under construction at Toscana). The recently acquired properties are described below. Except as noted below, substantially all of the purchase price for each acquired property was funded by drawing on the Company's $350 million unsecured acquisition and construction line of credit from Union Bank of Switzerland and other participating banks (the "Unsecured Credit Facility"). The Unsecured Credit Facility bears interest at the London Interbank Offered Rate (based on a maturity selected by the Company) plus 0.90% per annum and matures in May 2000. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

     WATERHOUSE PLACE. On December 18, 1997, the Company acquired a 279 apartment home community located in Beaverton, Oregon. This community was purchased from Pacific Gulf Properties, Inc. for approximately $15.6 million. The Company has planned a repositioning program at this community, which will include the replacement of all exterior siding and window and door flashing, redesign of exterior landings and staircases, roof and deck repairs and major interior repairs, including new floor and wall coverings, upgraded appliances and electrical fixtures and interior painting. In addition, the Company intends to renovate the leasing center and fitness center, and upgrade the community's drainage systems and landscaping. This community was previously described in the Company's Current Report on Form 8-K, dated December 16, 1997, under the section "Proposed Acquisitions," and the Financial Statements required under Rule 3-14 of Regulation S-X were filed therewith.

     VIEWPOINTE APARTMENTS. On December 18, 1997, the Company acquired a 663 apartment home community located in Woodland Hills, California. This community was purchased from CIIF Associates Limited Partnership for approximately $64.2 million. The Company has planned a repositioning program at this community, which will include exterior stucco repair, seismic reinforcement, the replacement of a majority of the community's roofs, and recoating of decks and walkways. Other aspects of the repositioning program will include upgrading the apartment home interiors, including new paint, floor coverings and mirrored closet doors in most of the homes and built-in book cases in selected floor plans. In addition, the Company intends to upgrade the community's leasing center and fitness center. This community was previously described in the Company's Current Report on Form 8-K, dated October 31, 1997, under the section "Proposed Acquisitions," and the Financial Statements required under Rule 3-14 of Regulation S-X were filed therewith.

     MISSION BAY CLUB. On December 30, 1997, the Company acquired a 564 apartment home community located in San Diego, California. This community was purchased from The Travelers Insurance Company for approximately $43.8 million. The Company has planned a repositioning program at this community, which will include the replacement of roofs and balcony decks, new waterproofing, seismic reinforcement of the parking structure and the addition of garports. In addition, the Company plans to repaint and enhance lighting in the common area hallways and renovate apartment home interiors, including new floor and wall coverings, appliances, electrical and plumbing systems and cabinet doors. The Company will also renovate the community's recreation and leasing center and significantly upgrade its landscaping. This community was previously described in the Company's Current Report on Form 8-K, dated December 16, 1997, under the section "Proposed Acquisitions," and the Financial Statements required under Rule 3-14 of Regulation S-X were filed therewith.

     WESTWOOD CLUB. On December 30, 1997, the Company acquired a 363 apartment home community located in Los Angeles, California. This community was purchased from The Travelers Insurance Company for approximately $32.1 million. The Company has planned a repositioning program at this community, which will include the replacement of the community's roofs and the repair and bracing of balcony decks, the enclosure of first floor patios and major repairs to the community's plumbing system. In addition, the Company plans to repaint the community's exterior, repair its parking structures and elevators, and make upgrades to apartment home interiors and common area corridors, as well as the community's leasing facility and landscaping. This community was previously described in the Company's Current Report on Form 8-K, dated December 16, 1997, under the section "Proposed Acquisitions," and the Financial Statements required under Rule 3-14 of Regulation S-X were filed therewith.

     PACIFICA CLUB. On December 30, 1997, the Company acquired a 304 apartment home community located in Huntington Beach, California. This community was purchased from The Travelers Insurance Company for approximately $26.8 million. The Company has planned a repositioning program at this community, which will include the replacement of roofs and wood sidings, waterproofing and stucco repairs, the repair of balcony decks and stairs, exterior painting and the addition of garports. In addition, the Company plans to upgrade apartment home interiors, including the installation of new floors, wall coverings, appliances, cabinet doors and electrical and plumbing systems, as well as add washers and dryers. The Company will also renovate the community's leasing/recreation center and upgrade its landscaping. This community was previously described in the Company's Current Report on Form 8-K, dated December 16, 1997, under the section "Proposed Acquisitions," and the Financial Statements required under Rule 3-14 of Regulation S-X were filed therewith.

     The aggregate purchase price of $102.7 million for the Mission Bay Club, Westwood Club and Pacifica Club communities will be subject to an increase in the amount of $2.3 million in the event the Company does not consummate the acquisition of each of the Amberway Acquisition Community and Arbor Park Acquisition Community (each of which was previously described in the Company's Current Report on Form 8-K, dated October 31, 1997, under the section "Proposed Acquisitions") from The Travelers Insurance Company in January 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                              BAY APARTMENT COMMUNITIES, INC.



Dated:  January 8, 1998       By: /s/ Jeffrey B. Van Horn
                                  ------------------------------------------
                              Name:  Jeffrey B. Van Horn
                              Title: Vice President, Chief Financial Officer
                                     and Secretary